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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): SEPTEMBER 21, 2004
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                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      001-32264                                          06-1510312
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 (Commission File Number)                      (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5th FLOOR
             NEW HAVEN, CT                                  06511
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  OTHER EVENTS.


            DSL.net, Inc. has issued the press release that is attached hereto as, and is hereby incorporated by this reference to, Exhibit 99.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.


             Exhibit
             Number                       Exhibit
             ------                       -------

             99.01                     Press Release

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DSL.NET, INC.


Date     September 21, 2004                 By:  /s/ Marc R. Esterman
                                                 --------------------------
                                            Name: Marc R. Esterman
                                            Title: V.P. - Corporate Affairs,
                                                   General Counsel and Secretary

                                INDEX TO EXHIBITS

             Exhibit
             Number                       Exhibit
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             99.01                     Press Release